Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10  — INCOME TAXES

As of December 31, 2019, the Company has net operating loss carryforwards of approximately $63.5 million available to reduce future taxable income, if any, for Federal and state income tax purposes. The U.S. federal and state net operating loss carryforwards will begin to expire in 2028.

As of December 31, 2019, the Company has Federal and state research and development credit carryforwards of approximately $3.2 million and $3.1 million, respectively, available to reduce future taxable income, if any, for Federal and state income tax purposes. The Federal credit carryforwards begin to expire in 2029. California credits have no expiration date.

Under the Internal Revenue Code (“IRC”) Sections 382 and 383, annual use of the Company’s net operating loss and research tax credit carryforwards to offset taxable income may be limited based on cumulative changes in ownership. The Company has not completed an analysis to determine whether any such limitations have been triggered as of December 31, 2019. The Company has no income tax affect due to the recognition of a full valuation allowance on the expected tax benefits of future loss carry forwards based on uncertainty surrounding realization of such assets.

A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

	December 31,
	2019	2018
Statutory U.S. federal rate	21.0%	21.0%
State income tax, net of federal benefit	7.0%	7.0%
Meals & entertainment	(0.1)%	(0.1)%
Valuation allowance	(27.9)%	(27.9)%
Provision for income taxes	0.0%	0.0%

The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

	As of December 31,
	2019	2018
Deferred tax assets:
Net operating loss carry forwards	$17,773,202	$15,108,073
Patent costs	423,747	382,812
Accrued Vacation	12,832	11,516
Research and development credit	5,241,066	4,314,813
Stock-based compensation	2,025,742	1,903,104
Other	10,200	8,495
Gross deferred tax assets	25,486,789	21,728,813
Valuation allowance	(25,486,789)	(21,728,813)
Net deferred tax assets	$—	$—

The Company did not record any accruals for income tax accounting uncertainties for the years ended December 31, 2019 and 2018.

Authoritative guidance requires companies to accrue interest and related penalties, if applicable, on all tax positions for which reserves have been established consistent with jurisdictional tax laws. The Company’s policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense. The Company did not accrue either interest or penalties from inception through December 31, 2019.

The Company does not have any unrecognized tax benefits that will significantly decrease or increase within 12 months of December 31, 2019.

The Company’s major tax jurisdictions are the United States and California. All of the Company’s tax years will remain open three and four years for examination by the Federal and state tax authorities, respectively, from the date of utilization of the net operating loss. The Company does not have any tax audits pending.